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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 15, 2004

THE INTERPUBLIC GROUP OF COMPANIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-6686 (Commission File Number)	13-1024020 (IRS Employer Identification No.)
1114 Avenue of the Americas, New York, New York (Address of Principal Executive Offices)		10036 (Zip Code)

212-704-1200
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

The Interpublic Group of Companies, Inc. (the "Registrant") is filing this Current Report on Form 8-K to provide certain exhibits to Registration Statements on Form S-3 previously filed by the Registrant with the Securities and Exchange Commission as set forth in greater detail below in Item 9.01.

Item 9.01.    Financial Statements and Exhibits.

(c)
Exhibits

Exhibit 12.1:	Computation of earnings to fixed charges being filed as an exhibit to (i) the Registrant's Registration Statement on Form S-3 (File No. 333-109384) and (ii) the Registrant's Registration Statement on Form S-3 (File No. 333-106255).
Exhibit 25.1:
Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, being filed as an exhibit to the Registrant's Registration Statement on Form S-3 (File No. 333-109384).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.
Date: November 15, 2004	By:	/s/ NICHOLAS J. CAMERA Nicholas J. Camera Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 12.1:
Computation of earnings to fixed charges being filed as an exhibit to (i) the Registrant's Registration Statement on Form S-3 (File No. 333-109384) and (ii) the Registrant's Registration Statement on Form S-3 (File No. 333-106255).
Exhibit 25.1:
Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, being filed as an exhibit to the Registrant's Registration Statement on Form S-3 (File No. 333-109384).

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SIGNATURES
EXHIBIT INDEX